Aston Funds

(the “Trust”)

ASTON/TAMRO Small Cap Fund (the “Fund”)

Class N Shares and Class I Shares

Supplement dated January 12, 2016 to the Prospectus dated February 28, 2015, as supplemented on March 16, 2015, for Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 2, 2015 for the Fund (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

ADOPTION OF OPERATING EXPENSE LIMITS

Effective January 12, 2016, the investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses, acquired fund fees and expenses, and sub-transfer agency, sub-accounting and shareholder service fees, through February 28, 2017, to the extent that operating expenses exceed 1.35% of the Fund’s average daily net assets with respect to Class N shares and 1.10% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses, acquired fund fees and expenses, and sub-transfer agency, sub-accounting and shareholder service fees are at or below the Operating Expense Limit during the Recovery Period.

CHANGE IN SUBADVISER AND FUND NAME AND PROPOSED REORGANIZATION OF THE FUND WITH AND INTO AMG GW&K SMALL CAP GROWTH FUND

At a meeting held on January 11, 2016, the Board of Trustees of the Trust approved the appointment of GW&K Investment Management, LLC (“GW&K”) as subadviser to the Fund and the reorganization of the Fund with and into AMG GW&K Small Cap Growth Fund (the “Reorganization”), subject in each case to the approval of shareholders of the Fund. If approved by the shareholders of the Fund, the Reorganization will occur as soon as practicable after shareholder approval is obtained, estimated to be on or about June 1, 2016. Additional information about the Reorganization will be provided in the proxy solicitation materials for the Reorganization, which will be sent at a future date.

Effective as of February 1, 2016 (the “Effective Date”), the Board of Trustees of the Trust appointed GW&K as subadviser to the Fund on an interim basis until the shareholder vote is completed, and the Fund will change its name to ASTON Small Cap Fund. All of the assets of the Fund will be allocated to GW&K as of the Effective Date. The existing subadvisory agreement with TAMRO Capital Partners LLC will be terminated.

There is no change in the Fund’s current investment objective, principal investment strategies or management fees.

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As of the Effective Date, the following information replaces the information in the Prospectuses relating to the Fund’s subadviser and portfolio manager:

Management

GW&K Investment Management, LLC (“GW&K”) serves as the subadviser to the Fund. Mr. Daniel L. Miller, CFA, Partner and Director of Equities of GW&K, and Mr. Joseph C. Craigen, a Vice President of GW&K, serve as Portfolio Managers of the Fund. Mr. Miller and Mr. Craigen have served as the Fund’s Portfolio Managers since February 2016.

As of the Effective Date, the following information replaces the information in the Prospectus on page 108 relating to the Fund’s subadviser:

ASTON Small Cap Fund

GW&K Investment Management, LLC, 222 Berkeley Street, Boston, MA 02116, was founded in 1974. AMG indirectly owns a majority interest in GW&K. As of December 31, 2015, GW&K had assets of approximately $26.6 billion under management.

As of the Effective Date, the following information replaces the information in the Prospectus on page 111 relating to the Fund’s portfolio managers:

Daniel L. Miller, CFA

Portfolio Manager since February 2016. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Miller holds the Chartered Financial Analyst designation.

Joseph C. Craigen, CFA

Portfolio Manager since February 2016. Mr. Craigen joined GW&K in 2008 and is a Vice President. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008. Mr. Craigen holds the Chartered Financial Analyst designation.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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